INCOME AND EXPENSES ITEMS - Summary of Other Income and Other Expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Analysis of income and expense [abstract]
Government grants	$ 639	$ 271	$ 973
Net gain on financial instruments	33	259	3
Dividend income	97	106	108
Other income	120	35	89
Total other income	889	671	1,173
Others	3	1	1
Total other expenses	$ 3	$ 1	$ 1